UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 27, 2005

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)

        Texas                       000-22915                  76-0415919
     (State or other               (Commission             (I.R.S. Employer
     jurisdiction of               File Number)           Identification No.)
      incorporation)


           1000 Louisiana Street
                 Suite 1500
               Houston, Texas                                     77002
   (Address of principal executive offices)                     (Zip code)

       Registrant's telephone number, including area code: (713) 328-1000


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 27, 2005, Carrizo Oil & Gas, Inc. (the "Company") amended its senior credit facility, which provides the Company with a revolving line of credit of up to $75.0 million and a term loan facility of up to $25.0 million (the "Senior Credit Facility"), pursuant to the Second Amendment to the Second Amended and Restated Credit Agreement dated as of April 27, 2005 among the Company, CCBM, Inc., Hibernia National Bank and Union Bank of California, N.A. (the "Credit Facility Amendment"). Such amendment includes without limitation:
(1) the restatement of the covenant regarding maintenance of a minimum shareholders' equity such that it requires a minimum equal to $108,773,000, plus 100% of all subsequent common and preferred equity contributed by the Company's shareholders subsequent to December 31, 2004, plus 50% of all positive earnings occurring subsequent to December 31, 2004, and (2) the addition of a provision restricting loans from the Company to subsidiaries or guarantors of the Senior Credit Facility if the proceeds of such loans will be invested in an entity in which the Company holds an equity interest.

     The foregoing description of the Credit Facility Amendment does not purport to be complete and is qualified by reference to the complete document, which is attached to this Current Report as an exhibit and incorporated herein by reference.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

             EXHIBIT NUMBER                    DESCRIPTION
             --------------                    -----------
             10.1                              Second  Amendment  to Second  Amended and  Restated  Credit
                                               Agreement  dated as of April 27, 2005 by and among  Carrizo
                                               Oil & Gas, Inc.,  CCBM,  Inc.,  Hibernia  National Bank, as
                                               Agent,  Union Bank of  California,  N.A., as co-agent,  and
                                               Hibernia National Bank and Union Bank of California,  N.A.,
                                               as lenders.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CARRIZO OIL & GAS, INC.


                                      By: /s/ Paul F. Boling
                                          ------------------
                                      Name:  Paul F. Boling
                                      Title: Vice President and
                                             Chief Financial Officer

Date:  May 3, 2005

                                INDEX TO EXHIBITS


10.1 Second Amendment to Second Amended and Restated Credit Agreement dated as of April 27, 2005 by and among Carrizo Oil & Gas, Inc., CCBM, Inc., Hibernia National Bank, as Agent, Union Bank of California, N.A., as co-agent, and Hibernia National Bank and Union Bank of California, N.A., as lenders.